UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20539

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 20, 2012 (January 13, 2012)

NETFLIX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	000-49802	77-0467272
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Winchester Circle

Los Gatos, CA 95032

(Address of principal executive offices, with zip code)

(408) 540-3700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On January 13, 2012, Leslie Kilgore resigned as Netflix, Inc.’s Chief Marketing Officer effective February 2, 2012. A copy of the press release press release, issued January 20, 2012, regarding Ms. Kilgore’s departure is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02

(d) On January 19, 2012, Leslie Kilgore was appointed to the Board of Directors (the “Board”) of Netflix, Inc. (“Netflix”). Her appointment is effective January 20, 2012 and she will hold office as a Class II director until the Company’s annual meeting of stockholders in 2013. In connection with her appointment, Ms. Kilgore has not yet been appointed to serve as a member of any Board of Directors committee.

Ms. Kilgore, like the Company’s other non-employee directors, will receive stock options pursuant to the Director Equity Compensation Plan following the end of her employment with the Company. The Director Equity Compensation Plan provides for a monthly grant of stock options to each non-employee director of the Company in consideration for services provided to the Company and subject to the terms and conditions of the Company’s 2002 Stock Plan. The actual number of options to be granted to Ms. Kilgore will be determined by the following formula: $10,000 / ([fair market value on the date of grant] x 0.20). Each monthly grant is made on the first trading day of the month, is fully vested upon grant and is exercisable at a strike price equal to the fair market value as reflected by the closing price on the date of the option grant.

As it does with all directors and executive officers, the Company will enter into an indemnification agreement with Ms. Kilgore. The indemnification agreement will require the Company to indemnify Ms. Kilgore, to the fullest extent permitted by Delaware law, for certain liabilities to which she may become subject as a result of her affiliation with the Company. See the Company’s Form of Indemnification Agreement filed with the Securities and Exchange Commission on March 20, 2002 as Exhibit 10.1 to the Registrant’s Registration Statement on Form S-1/A.

There are no related party transactions between the Company and Ms. Kilgore that are subject to disclosure under Item 404(a) of Regulation S-K.

A copy of the press release issued on January 20, 2012, regarding Ms. Kilgore’s election is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press Release Issued by Netflix, Inc. on January 20, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETFLIX, INC.

Date: January 20, 2012	/ s / David Hyman
David Hyman
General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1*	Press Release Issued by Netflix, Inc. on January 20, 2012

*	This exhibit is intended to be furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934.